Goodwill	12 Months Ended
Jun. 30, 2025
Intangible Assets [Abstract]
Goodwill	Goodwill

2025	£’000
Cost
At 1 July 2024 (Restated)(1)	507,652
Acquired through business combinations	1,644
Effect of foreign exchange translations	(36,000)
At 30 June 2025	473,296

2024
Cost
At 1 July 2023	239,249
Acquired through business combinations (Restated) (1)	271,859
Effect of foreign exchange translations	(3,456)
At 30 June 2024 (Restated)(1)	507,652

Net book value
At 30 June 2024 (Restated)(1)	507,652
At 30 June 2025	473,296
(1) Restated to include the effects of revisions arising from provisional to final acquisition accounting for GalaxE (refer to note 3C for details).
Goodwill acquired in a business combination is allocated, from the acquisition date, to the CGU that is expected to benefit from synergies of the combination and represents the lowest level within the entity at which the goodwill is monitored for internal reporting purposes. The Group has one CGU and accordingly goodwill is reported under one CGU. For more details on the CGU refer to Note 4.
On 1 December 2024, the Group acquired part of the properties, rights, interests and other tangible and intangible assets of Colorfy GmbH (“Colorfy”), which resulted in an increase in goodwill of £1.6 million.
On 3 August 2023, the Group acquired 100% of the voting rights of TLM Partners, Inc and its subsidiaries (collectively “TLM”) obtaining control, which resulted in an increase in goodwill of £14.4 million. The goodwill amount recognised in TLM is recorded in the local currency of the acquired companies, split between U.S Dollars, Canadian Dollars and EUR. The Group also completed the acquisition of EQ Tek spółka z ograniczoną odpowiedzialnością (“EQ Tek”) on 27 February 2024, acquiring 100% of the voting rights and obtaining control. The transaction resulted in an increase in goodwill of £13.3 million, all recorded in Polish Zloty, being the local currency of the acquired company. On 10 April 2024, the Group also acquired 100% of the voting rights of GalaxE Group Inc and its subsidiaries (collectively “GalaxE”), obtaining control. The transaction resulted in an increase in provisional goodwill of £252.2 million. The goodwill amount recognised in GalaxE is recorded in the local currency of the acquired companies, split between U.S Dollars, Canadian Dollars, and Indian Rupees. During the year ended 30 June 2025, the Group finalised the acquisition accounting with the final goodwill reported for this acquisition being £244.2 million.
All goodwill recognised during the reporting period for the completed acquisitions has been allocated to the Group CGU.
Goodwill Impairment Testing
Goodwill is not amortised and is tested for impairment at least annually or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Events or changes in circumstances that could trigger an impairment review include a significant adverse change in business climate, an adverse action or assessment by a regulator, unanticipated competition, a loss of key personnel, significant changes in the manner of our use of the acquired assets or the strategy for our overall business, significant negative industry or economic trends, or significant underperformance relative to expected historical or projected future results of operations.
For the year ended 30 June 2025, the Board reviewed the value of the goodwill based on internal value in use calculations. The key assumptions for these calculations are revenue growth rate, adjusted earnings before interest, tax depreciation and amortisation (Adjusted “EBITDA”) margin and discount rate. The growth rates for the analysed period are based on management’s expectations of the medium-term performance of the business, planned growth in market share, industry forecasts and growth in the market. These calculations used five-year cash flow projections and assumed a 2.0% terminal growth rate thereafter. The discount rate used of 14.7% for the 2025 impairment test (2024: 12.8%, 2023: 13.5%) represents the weighted average cost of capital (“WACC”) of the Group and is a pre-tax rate. The starting point for the five-year cash flow projections is the Board approved budget for financial year ending 30 June 2026.

The market risk is reflected in the discount rate used through its components, cost of equity and cost of debt. The cost of equity is calculated using the Capital Asset Pricing Model (“CAPM”) and its formula includes the market return and the sensitivity of the Company to that market return. The WACC also includes the risk-free rate both in the calculation of the cost of equity and the cost of debt. If the market uncertainty increases, the risk-free rate would also increase to reflect this. Moreover, the market risk is also reflected through the determination of the cost of debt as the current market prices are included in the considered credit risk.
Management's impairment assessment for 2025, based on the base case scenario, shows that the value in use exceeds the carrying amount of goodwill.
The key assumptions used in the assessments for the years ended 30 June 2025, 2024 and 2023 are as follows:

	2025	2024	2023
Revenue growth rate(1)	4.9% - 8.5%	13.4% - 17.0%	25.0%
Adjusted EBITDA margin (2)	12.0% - 16.5%	n/a	n/a
Operating cash flows margin	n/a	12.2% - 15.5%	n/a
Discount rate (3)	14.7%	12.8%	13.5%
(1) Revenue growth presented in the above table is in respect of different years for the period used in the goodwill impairment analysis
(2) The Adjusted EBITDA is defined as EBITDA adjusted to exclude the impact of share-based compensation expense
(3) The discount rate used in sensitivity assessment is pre-tax

Management performed a sensitivity analysis for the key assumptions used in determining the value in use, as detailed in the table below. The sensitivity analysis resulted in a 27% decrease in value in use compared to the baseline scenario.

	Baseline assumptions	Sensitivity assumptions
Revenue growth rate	4.9% - 8.5%	(3.5)%- 6.0%
Adjusted EBITDA margin	12.0% - 16.5%	11.5% - 14.3%
Discount rate	14.7%	14.9%

The recoverable amount of our CGU would equal its carrying amount if the key assumptions were to change, in isolation, to the following:

Key assumptions to breakeven
Revenue decline rate(1)	(5.4)%
Adjusted EBITDA margin (1)	10.0%
Discount rate	21.6%

(1) Revenue decline and adjusted EBITDA margin presented here represent the average rates over the forecast period, up to terminal value.